EXHIBIT 10(B)

NORTH CAROLINA

MECKLENBURG COUNTY

SECOND AMENDMENT TO LEASE AGREEMENT

            THIS SECOND AMENDMENT TO LEASE AGREEMENT made this 1st day of May, 2002, effective as of January 1, 2002, by and between THE SPEIZMAN LLC, a North Carolina limited liability company (“Lessor”) and SPEIZMAN INDUSTRIES, INC., a North Carolina corporation (“Lessee”);

            WHEREAS, Lessor and Lessee have heretofore entered into that certain Lease Agreement dated effective as of December 1, 1999 and amended effective June 1, 2000 (“Lease”); and

            WHEREAS, Lessor and Lessee are desirous of amending the Lease.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree to amend the Lease as follows:

            Paragraph 3 of the Lease is deleted and replaced with the following:

            3.         RENT.  Lessee shall pay to Lessor as rental for the Premises the sum of Sixty-six thousand six hundred and sixty seven ($66,667.00) Dollars per month, payable on or before the fifth (5th) day of each calendar month during the term thereof.  To the extent the first or last month of the term of this Lease is less than a full calendar month, rental for such month shall be prorated on a daily basis.  Provided, however, that the monthly rental payable hereunder shall be increased (but not decreased) each May 1, commencing May 2003, by any change in the Consumer Price Index, Urban Wage Earners and Clerical Workers (CPI-W, 1982-84=100) (“Index”) by multiplying the then in effect monthly rental by the increase in value of said Index for the 12-month period prior to the then present May 1.  Provided, further, however, that in no event shall any single increase in monthly rental hereunder be greater than 2.5%.  In the event that the Index ceases to be published, there shall be substituted for the Index the measure published by the U.S. Department of Labor which most nearly approximates the Index.

            (a)        Provided, however, that from and after August 1, 2003, upon written notice of Lessor given to Lessee at least ten (10) days prior to the due date for Rent, the Monthly Rent shall be restored to Ninety-Thousand One-Hundred Twenty-Nine and 47/100 Dollars ($90,129.47).

            Except as modified herein, the Lease remains enforceable according to its tenor as set forth therein.

IN WITNESS WHEREOF, the parties have executed this agreement pursuant to authority duly given.

                                                            LESSOR:

                                                            THE SPEIZMAN LLC

                                                            /s/ Robert S. Speizman                         (SEAL)
                                                            Robert S. Speizman, Manager

                                                            LESSEE:

                                                            SPEIZMAN INDUSTRIES, INC.

                                                            By:/s/ Robert S. Speizman                    (SEAL)
                                                                 Robert S. Speizman, President

NORTH CAROLINA

MECKLENBURG COUNTY

            I, a Notary Public for said County and State, do hereby certify that Robert S. Speizman personally appeared before me this day and acknowledged that he is the Manager of The Speizman LLC, a North Carolina limited liability company, and further acknowledged the due execution of this instrument on behalf of and as the authorized act and deed of such limited liability company.

            Witness my hand and official stamp or seal, this the        1st day of May, 2002.

                                                                        /s/ L. Gail Gormly
                                                                                                Notary Public

My commission expires: 11-11-2005

NORTH CAROLINA

MECKLENBURG COUNTY

            I, a Notary Public for said County and State, do hereby certify that Robert S. Speizman personally came before me this day and acknowledged that he is the President of Speizman Industries, Inc. and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by authority duly given.

              Witness my hand and official stamp or seal, this the 1st day of May, 2002.

                                                                        /s/ L. Gail Gormly
                                                                                                Notary Public

My commission expires:11-11-2005

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